FORM OF
                         SUBSCRIPTION AGREEMENT PRIVATE
                                       AND
                           LETTER OF INVESTMENT INTENT


U-Ship, Inc.
5583 West 78th Street
Edina, MN  55439

Attention:        Bruce H. Senske
                  Chief Executive Officer

Gentlemen:

   The undersigned desires to become a shareholder of U-Ship, Inc. a Utah corporation (the "Company"), and hereby subscribes for ____________ shares of the Company's common stock, $.004 par value (the "Shares"), upon the terms and conditions set forth below:

     1. The undersigned hereby agrees to purchase the Shares for the sum of $_____________, representing the purchase price of $___ per Share for each Share subscribed for above. The undersigned acknowledges this subscription is contingent upon acceptance in whole or in part by the Company.

     2. The undersigned acknowledges and represents as follows:

          (a) That it believes it is able to bear the economic risk of the investment in the Shares;

          (b) That it believes that it has knowledge and experience in financial and business matters, that it is capable of evaluating the merits and risks of the prospective investment in the Shares and that it is able to bear such risks.

          (c) That it understands an investment in the Shares is highly speculative but believes that the investment is suitable for it based upon its investment objectives and financial needs, and has adequate means for providing for its current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Shares;

          (d) That it has reviewed copies of the Company's recent reports filed under the Securities Exchange Act of 1934, as amended, including, but not limited to, the Company's 10-KSB Report for the fiscal year ended June 30, 1996 and is familiar with the factors contained therein under the caption "Factors That May Affect Future Operating Results" which are intended to serve as cautionary factors within the meaning of the Private Securities Litigation Reform Act of 1995.

          (e) That it has been given access to full and complete information regarding the Company (including the opportunity to meet with Company officers and review all documents as it may have requested in writing) and has utilized such access to its satisfaction for the purpose of obtaining information about the Company;

          (f) That it recognizes that the Shares, as an investment, involve a high degree of risk; and

          (g) That it realizes that (i) the purchase of Shares is a long-term investment; (ii) purchasers of Shares must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") and, therefore, cannot be sold unless they are subsequently registered under the Act or an exemption from such registration is available; and
     (iii) the transferability of the Shares is restricted, and (A) requires the written consent of the Company, (B) requires conformity with the restrictions contained in paragraph 3 below, and (C) will be further restricted by a legend placed on the certificate(s) representing the Shares stating that the Shares have not been registered under the Act and referring to the restrictions on transferability of the Shares, and by stop transfer orders or notations on the Company's records referring to the restrictions on transferability.

     3. The undersigned has been advised that the Shares are not being registered under the Act or the relevant state securities laws pursuant to exemptions from the Act and laws, and that the Company's reliance upon such exemptions is predicated in part on the undersigned's representations to the Company as contained herein. The undersigned represents and warrants that the Shares are being purchased for its own account and for investment and without the intention of reselling or redistributing the same, that the undersigned has made no agreement with others regarding any of such Shares and that its financial condition is such that it is not likely that it will be necessary to dispose of any of such Shares in the foreseeable future. The undersigned is aware that, in the view of the Securities and Exchange Commission and applicable state bodies that administer state securities laws, a purchase of Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company or its business, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged as security, would represent an intent inconsistent with the representations set forth above. The undersigned further represents and agrees that if, contrary to its foregoing intentions, it should later desire to dispose of or transfer any of such Shares in any manner, it shall not do so without first obtaining (a) the opinion of counsel designated by the Company that such proposed disposition or transfer lawfully may be made without the registration of such Shares for such purpose pursuant to the Act, as then in effect, and applicable state securities laws, or (b) such registrations (it being expressly understood that the Company shall not have any obligation to register the Shares for such purpose).

     The undersigned agrees that the Company may place a following restrictive legend on the certificate(s) representing the Shares, containing substantially the following language:

     "The shares represented by this Certificate were issued without registration under the Securities Act of 1933, as amended (the "Act") and without registration under Minnesota securities laws, in reliance upon exemptions contained in the Act and such laws. No transfer of these shares or any interest therein may be made except pursuant to effective registration statements under said laws unless this Corporation has received an opinion of counsel satisfactory to it that such transfer or disposition does not require registration under said laws and, for any sales under Rule 144 of the Act, such evidence as it shall request for compliance with that rule."

The undersigned agrees and consents that the Company may place a stop transfer order on the Certificate(s) representing the Shares to assure the undersigned's compliance with this Agreement and the matters referenced above.

     The undersigned agrees to save and hold harmless, defend and indemnify the Company and its directors, officers and agents from any claims, liabilities, damages, losses, expenses or penalties arising out of any misrepresentation of information furnished by the undersigned to the Company in this Subscription Agreement.

     4. The Company agrees to the following terms and conditions relative to registration of the Shares under the Act:

          (a) Definitions. As used in this Agreement, the following terms shall have the meanings set forth respectively:

          "Advice" has the meaning set forth in Section 4(c).

          "Affiliate" means, with respect to any specified person, any other person who, directly or indirectly, controls, is controlled by, or is under common control with such specified person.

          "Closing Date" means the date on which the Shares were initially purchased from the Company.

          "Commission" means the Securities and Exchange Commission.

          "Controlling Persons" has the meaning set forth in Section 4(e)(1).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

          "Holder" means (i) the undersigned purchaser of the Shares and (ii) each person to whom Holder transfers the Shares as provided in Section 4(g) hereof, if the person to whom such Shares are transferred acquires such Shares as Registrable Securities.

          "Lock-up Period" has the meaning set forth in Section 4(f).

          "Lock-up Request" has the meaning set forth in Section 4(f).

          "Prospectus" means the prospectus included in any Registration Statement (including without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and by all other amendments and supplements to the prospectus, including post-effective amendments, and in each case including all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

          "Registrable Securities" means the Shares; provided, however, that any Shares shall cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Securities become eligible for sale pursuant to Rule 144 (or any similar provision then in force) ("Rule 144") under the Securities Act or (iii) such Shares cease to be outstanding.

          "Registration Statement" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

          "Suspension Notice" has the meaning set forth in Section 4(c).

          "Suspension Period" has the meaning set forth in Section 4(c).

          (b) Resale Registration.

                    (1) Filing, Effectiveness. If on any one occasion, one or more Holders holding Registrable Securities shall notify the Company in writing that they intend to offer or cause to be offered for public resale all or any portion of their Registrable Securities, the Company will notify all of the Holders of Registrable Securities of its receipt of such notification and will as soon as practicable, but not later than 120 days after receipt from the Company of such notification, prepare and file a registration statement with the Commission under the Securities Act on Form S-3 (the "Resale Registration Statement"), or on such other form as may be available and for which the Company is eligible, in the event it is not eligible to use Form S-3, covering the resale by such Holders of their Registrable Securities pursuant to Rule 415 under the Securities Act from time to time in transactions not involving any underwritten public offering and use its best efforts (i) to cause such Resale Registration Statement to be declared effective by the Commission for such Registrable Securities as soon as practicable thereafter and (ii) to keep the Resale Registration Statement continuously effective until the earliest of (x) the date on which such Holders no longer hold any Registrable Securities registered under the Resale Registration Statement, (y) the second anniversary of the Closing Date, or (z) the date on which the Shares subject to one or more Registration Statements could be sold pursuant to Rule 144(k).

                    In the event the Company does not file the registration statement within 120 days after receipt of the notice referred to above, the Holder may demand in writing and without further compensation to the Company, that the Company issue additional shares to the Holder equal to ten (10) percent of the amount of shares purchased by the Holder. Such demand shall be made not later than the second anniversary of the Closing Date.

          The Company shall not be required to cause a registration statement requested pursuant to this Section 4(b) to become effective prior to 90 days following the effective date of a registration statement initiated by the Company if any managing underwriter named in such registration statement has advised the Company in writing that the registration or sale of additional securities by Stockholders of the Company within such 90-day period would have a material adverse effect on the likelihood of success of such underwritten offering; provided, however, that the Company shall use its best efforts to achieve such effectiveness promptly following such 90-day period if the request pursuant to this Section 4(b) has been made prior to the expiration of such 90-day period. The Company may postpone the filing of any Registration Statement required hereunder for a reasonable period of time, not to exceed 60 days, if the Company has been advised by outside legal counsel that such filing would require the disclosure of a material transaction or other matter and the Company determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company; provided, however, that the Company shall (A) use reasonable efforts to disclose such material transaction or other matter as soon as in its good faith judgment it is prudent to do so and (B) may so postpone such filing only if all other persons who are named as selling securityholders under then effective registration statements filed by the Company with the Commission and all directors of the Company are advised of the fact that a material transaction or other matter is not being disclosed during the length of such postponement and of the consequences of such nondisclosure under the Securities Act and the Exchange Act.

                    (2) Effective Registration. A registration will not be deemed to have been effected as a Resale Registration unless the Resale Registration Statement with respect thereto has been declared effective by the Commission; provided, however, that if after it has been declared effective, the offering of Registrable Securities pursuant to a Resale Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Resale Registration Statement will be deemed not to have become effective during, the period of such interference until the offering of Registrable Securities pursuant to such Resale Registration Statement may legally resume.

          (c) Registration Procedures. In connection with the obligations of the Company to effect or cause the registration of any Registrable Securities pursuant to the terms and conditions of this Agreement, the Company shall use reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof, and in connection therewith:

                    (1) The Company shall prepare and file with the Commission a Registration Statement on Form S-3 or other similar form under the Securities Act which permits secondary sales of securities in a "shelf registration," and use reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with the provisions of this Agreement;

                    (2) The Company shall promptly prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof; shall cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 or 430A under the Securities Act; and shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders set forth in such Registration Statement or supplement to the Prospectus;

                    (3) The Company shall promptly furnish to any Holder such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities being sold by such Holder;

                    (4) The Company shall, on or prior to the date on which a Registration Statement is declared effective, use reasonable efforts to register or qualify the Registrable Securities covered by such Registration Statement under such other securities or "blue sky" laws of such states of the United States as any Holder requests; provided, however, that the Company shall not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(c)(4) or (ii) to file any general consent to service of process;

                    (5) The Company shall promptly notify each Holder, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws, and (v) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus untrue or which requires the making of any changes in such Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As soon as practicable following expiration of the Suspension Period (as defined below), the Company shall prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          Upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 4(c)(5)(v) the Holder shall forthwith discontinue disposition of the Registrable Securities pursuant to the Resale Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(c) or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Holder will, or will request any broker-dealer acting as such Holder's agent or as an underwriter to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's or broker-dealer's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that in no event shall the period from the date on which any Holder receives a Suspension Notice to the date on which any Holder receives either the Advice or copies of the supplemented or amended Prospectus contemplated by Section 4(c). (the "Suspension Period") exceed 60 days; and provided further that such Suspension Notice shall not be effective unless the Company has contemporaneously riven an analogous notice to all other persons named as selling securityholders in then effective registration statements filed by the Company with the Commission and to the Company's directors. In the event that the Company shall give any Suspension Notice, the time periods for which a Resale Registration Statement is required to be kept effective pursuant to
Section 4(b) hereof shall be extended by the number of days during the Suspension Period.

          (d) Registration Expenses. The Company shall bear all expenses incurred in connection with the registration of the Registrable Shares pursuant to Section 4(b) of this Agreement. Such expenses shall include, without limitation, all printing, legal and accounting expenses incurred by the Company and all registration and filing fees imposed by the Commission, any state securities commission or the NASDAQ National Market. The Holders shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Securities and for any legal, accounting and other expenses incurred by them.

          (e) Indemnification and Contribution.

                    (1) Indemnification by the Company. The Company agrees to indemnity and hold harmless, to the full extent permitted by law, each Holder, its partners, officers, directors, trustees, Stockholders, employees and agents, and each person who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Holder, together with the partners, officers, directors, trustees, Stockholders, employees and agents of such controlling person (collectively, the "Controlling Persons"), from and against all losses, claims, damages, liabilities and expenses (including without limitation reasonable legal fees and expenses incurred by any Holder or any such Controlling Person documented in writing) (collectively, the "Damages") to which such Holder, its partners, officers, directors, trustees, Stockholders, employees and agents, and any such Controlling Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereat) arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such Damages arise out of or are based upon any such untrue statement or omission based upon information relating to such Holder furnished in writing to the Company by such Holder specifically for use therein; provided, however, that the Company shall not be liable to any Holder under this
          Section 4(e)(1) to the extent that any such Damages were caused by the fact that such Holder sold Shares to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented if, and only if, (i) the Company has previously furnished copies of such amended or supplemented Prospectus to such Holder and (ii) such Damages were caused by any untrue statement or omission or alleged untrue statement or omission contained in the Prospectus so delivered which was corrected in such amended or supplemented Prospectus.

                    (2) Indemnification by the Holders. Each Holder agrees, severally and not jointly, to indemnity and hold harmless the Company, its Stockholders, directors, officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with reference to information relating to such Holder furnished in writing to the Company by such selling Holder specifically for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); provided, however, that such selling Holder shall not be obligated to provide such indemnity to the extent that such Damages result from the failure of the Company to promptly amend or take action to correct or supplement any such Registration Statement or Prospectus on the basis of corrected or supplemental information provided by such selling Holder to the Company expressly for such purpose. In no event shall the liability of any Holder of Registrable Securities hereunder be greater in amount than the amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                    (3) Contribution. To the extent that the indemnification provided for in paragraph (1) or (2) of this Section 4(e) is unavailable to an indemnified party or insufficient in respect of any Damages, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          If indemnification is available under paragraph (1) or (2) of this
Section 4(e), the indemnifying parties shall indemnity each indemnified party to the full extent provided in such paragraphs without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 4(e)(3).

          The Company and each Holder agrees that it would not be just or equitable if contribution pursuant to this Section 4(e)(3) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein.

          (f) Restrictions on Sale. In the event of an underwritten public offering for the account of the Company, upon the written request (the "Lock-up Request") of the managing underwriter (or underwriters) of such offering, each Holder agrees not to effect any public sale or distribution of any securities similar to those being registered in such offering (other than pursuant to such offering), including, without limitation, through sales of Shares pursuant to a Resale Registration Statement, during the 14 days prior to, and during the 90-day period beginning on the effective date of the Registration Statement relating to such offering (the "Lock-up Period"); provided, however, that the Holders shall not be required to comply with such Lock-up Request unless the Company simultaneously demands analogous restrictions on sale and uses all reasonable efforts to obtain from all other persons who are contractually bound with the Company to comply with such Lock-up Requests and from the Company's directors. In the event of the delivery of a Lock-up Request, the time periods for which a Resale Registration Statement is required to be kept effective pursuant to Section 4(b) hereof shall be extended by the number of days during the Lock-up Period.

          (g) Transfer of Registration Rights. The registration rights of Holder and any Holders under this Section 4 may be transferred to any transferee of Registrable Securities that acquires at least 10,000 shares of Registrable Securities (appropriately adjusted for stock splits, stock dividends and the like). Each such transferee shall be deemed to be a "Holder" for purposes of this Section 4.

          (5) The undersigned represents and warrants that except as otherwise specified in Section 9, the undersigned is a bona fide resident of, and is domiciled in, the State of Minnesota and that the Shares are being purchased solely for the beneficial interest of the undersigned and not as nominee, for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in paragraph 8 of this Agreement.

          PARAGRAPH 5 IS REQUIRED IN CONNECTION WITH THE EXEMPTIONS FROM THE ACT AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO THE OFFER AND SALE OF THE SHARES. ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL AND WILL BE REVIEWED ONLY BY THE COMPANY, THE AGENT, IF ANY, AND THEIR RESPECTIVE COUNSEL. The undersigned agrees to furnish any additional information which the Company, the Agent, if any, or their respective legal counsel deem necessary in order to verify the responses set forth below.

          (6) Accredited Status. The undersigned represents and warrants as follows (CHECK IF APPLICABLE):

_______ (a) The undersigned is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000. (In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.)

_______ (b) The undersigned is an individual with income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

_______ (c) The undersigned is an individual who, with his or her spouse, had joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

_______   (d) The undersigned is a director or executive officer of U-Ship, Inc.

_______ (e) The undersigned, if other than an individual, is an entity all of whose equity owners meet one of the tests set forth in (A) through (D) above.

_______ (f) The undersigned is an entity, and is an "Accredited Investor" as defined in Rule 501(a) of Regulation D under the Act. This representation is based on the following (check one or more, as applicable):

          ______i. The undersigned (or, in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Act acting either in its individual or fiduciary capacity.

          ______ii. The undersigned is an insurance company as defined in section 2(13) of the Act.

          ______iii.The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

          ______iv. The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under
                    Section 301(c) or (d) of the Small Business Investment Act of 1958.

          ______v. The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA") and either (check one or more, as applicable):

                    ___a. the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor; or

                    ___b. the employee benefit plan has total assets in excess of $5,000,000; or

                    ___c. the plan is a self-directed plan with investment decisions made solely by persons who are "Accredited Investors" as defined under the Act.

          ______vi. The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

          ______vii.The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring shares of the Company and is one or more of the following (check one or more, as appropriate):

                    ___a. an organization described in Section 501(c)(3) of the Internal Revenue Code; or

                    ___b.     a corporation; or

                    ___c.     a Massachusetts or similar business trust; or

                    ___d.     a partnership.

          ______viii. The undersigned is a trust with total assets exceeding
                              $5,000,000 which was not formed for the specific purpose of acquiring shares of the Company and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the Shares. (IF ONLY THIS RESPONSE IS CHECKED, please contact the Company to receive and complete an information statement before this subscription can be considered).

          7. NASD Affiliation. The undersigned is affiliated or associated, directly or indirectly, with a National Association of Securities Dealers, Inc. ("NASD") member firm or person.

                            Yes ________     No ________

                  If yes, list the affiliated member firm or person:____________
________________________________________________________________________________
________________________________________________________________________________

                  Your relationship to such member firm or person:______________
________________________________________________________________________________
________________________________________________________________________________

          8. Entities. If the undersigned is not an individual but an entity, the individual signing on behalf of such entity and the entity jointly and severally agree and certify that:

          (a) The undersigned was not organized for the specific purpose of acquiring the Shares; and

          (b) This Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

          9. Miscellaneous.

          (a) (Manner in which title is to be held: (check one)

                    _____     Individual Ownership

                    _____     Joint Tenants with Right of Survivorship*

                    _____     Partnership*

                    _____     Tenants in Common*

                    _____     Corporation

                    _____     Trust

                    _____     Other ________________________________
                              ________________________________(describe)

          (b) The undersigned agrees that the undersigned understands the meaning and legal consequences of the agreements, representations and warranties contained herein, agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Shares, and further agrees to indemnify and hold harmless the Company, each current and future officer, director, employee, agent and shareholder from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein.

          (c) This Agreement shall be construed and interpreted in accordance with Minnesota law without regard to conflict of law provisions.

          (d) The undersigned agrees to furnish to the Company or the Agent, if applicable, upon request, such additional information as may be deemed necessary to determine the undersigned's suitability as an investor.

                         [Note: Signature page follows]

----------
* Multiple signatures required


Dated: April ___, 1997.


____________________________________       ____________________________________


____________________________________       ____________________________________
Signature                                           Signature

____________________________________       ____________________________________
Name Typed or Printed                               Name Typed or Printed



____________________________________       ____________________________________
Residence Address                          Residence Address

____________________________________       ____________________________________

____________________________________       ____________________________________

____________________________________       ____________________________________
City, State and Zip Code                   City, State and Zip Code

Robertson Stephens & Company               ____________________________________
------------------------------------
Mailing Address                         Mailing Address

555 California Street                   ____________________________________
------------------------------------

San Francisco, California 94104         _______________________________________
------------------------------------
City, State and Zip Code                City, State and Zip Code

____________________________________       ____________________________________
Tax Identification or Social               Tax Identification or Social
Security Number                            Security Number


                            ACCEPTANCE BY THE COMPANY

U-Ship, Inc. hereby agrees to and accepts the foregoing Subscription Agreement to the extent of _______________ shares of its common stock.

                                               U-SHIP, INC.



                                               By _________________________
                                                        Bruce H. Senske
                                                  Its: Chief Executive Officer


April 28, 1997

VIA TELECOPIER
Mr. John Wallace
Managing Director
Robertson Stephens & Company
555 California Street
San Francisco, California 94104

          RE: PRIVATE PLACEMENT OF U-SHIP, INC. COMMON STOCK

Dear Mr. Wallace:

          By way of follow-up to our recent conversations, and pursuant to the terms of Section 4(b)(1) of the Subscription Agreement and Letter of Investment Intent (the "Agreement"), dated April 28, 1997, between U-Ship, Inc. (the "Company") and Robertson Stephens & Company ("Robertson"), pursuant to which Robertson will purchase 869,565 shares of the Company's common stock (the "Shares"), I am writing to confirm that immediately upon receipt by the Company of the written notice given by Robertson discussed in Section 4(b)(1) of the Agreement, the Company will undertake to prepare and file a registration statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on Form SB-2, or on such other form as may be available to the Company and for which the Company is eligible. In accordance with the terms of the Subscription Agreement, the Company will file the registration statement as soon as practicable, but not later than 120 days after receipt by the Company of such notice.

          Further, this will confirm that if at any time during the three (3) month period immediately following the date of the Agreement, the Company sells shares of its common stock to any third party (the "Third Party Shares") at a per share price which is lower than the per share price paid by Robertson for the Shares, the Company will issue to Robertson such additional shares of its common stock as would have been issued to Robertson had the Company sold the Shares to Robertson at the lower per share price that it sold the Third Party Shares. The rights granted to Robertson hereunder shall not be triggered by the Company's (i) granting options to purchase shares of its common stock to its employees, directors, officers, consultants or independent contractors pursuant to the terms of one of the company's stock option plans, or (ii) making an award of its shares of its common stock to one of its employees, directors, officers, consultants or independent contractors. In addition, the rights granted to Robertson hereunder shall not be triggered by the issuance by the Company of shares of its common stock upon the exercise of any such option or warrant, whether now existing or hereinafter granted or issued.

Further, the Company's obligation to issue to Robertson the additional shares of its common stock discussed herein shall be triggered only if the Company actually closes on the sale of the shares of its common stock and receives the intended remuneration therefor, i.e., a mere offer to sell such shares shall not trigger Robertson's rights under this paragraph.


Very truly yours,



Bruce H. Senske
President and CEO